Exhibit 99.3

Presentation dated February 2018

Confidential / Subject to Non-Disclosure Agreement

B U S I N E S S P L A N P R E S E N T A T I O N

B U S I N E S S P L A N P R E S E N T A T I O N LEGAL DISCLOSURE This presentation is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it to any third party in whole or in part without the prior written consent of Claire’s Stores, Inc. (“Claire’s” or the “Company”). By accepting this document, the recipient expressly agrees: (i) to maintain the confidentiality of the material and information herein and (ii) to abide by the other conditions and caveats set forth below. Recipient also agrees that it will use any such material and information in accordance with its compliance policies, contractual obligations (including existing non-disclosure agreements) and applicable law, including federal and state securities laws. This presentation has been prepared by the Company. The information contained in this presentation is for information purposes only. The material and information herein is not to be shared with any other parties. The information contained in this presentation is not investment or financial product advice and is not intended to be used as the basis for making an investment decision. This presentation has been prepared without taking into account the investment objectives, financial situation or particular needs of any particular person. No representation or warranty, expressed or implied, is made as to the fairness, accuracy, completeness or correctness of the information, opinions and conclusions contained in this presentation. To the maximum extent permitted by law, none of Claire’s, its directors, officers, shareholders, advisors, employees or agents, nor any other person (including any member of Apollo Global Management, LLC or its respective affiliates) accepts any liability, including, without limitation, any liability arising out of fault or negligence for any loss arising from the use of the information contained in this presentation. Each lender who receives this information acknowledges and agrees that it is going to perform its own investigation regarding any credit decision and affirmatively disclaims reliance on any information, representation or warranties other than those specifically set forth in the relevant credit agreements. The historical and projected financial information in this presentation includes financial information that is not presented in accordance with generally accepted accounting principles (GAAP). We believe these non-GAAP financial measures are measures commonly used by analysts and investors to evaluate the performance of companies in our industry. Non-GAAP financial measures have important limitations as analytical tools and should be considered in conjunction with, and not as substitutes for analysis of, our results as reported under GAAP. Non-GAAP financial measures should not be used as substitutes for the corresponding GAAP measures. Non-GAAP measures in this presentation may be calculated in a way that is not comparable to similarly titled measures reported by other companies. This presentation includes “forward-looking statements” that reflect Claire’s current views and information currently available. This information is, where applicable, based on assumptions and analysis that Claire’s believes, as of the date hereof, provide a reasonable basis for the data contained herein. Forward-looking statements can generally be identified by the use of forward-looking words such as “may”, “will”, “would”, “could”, “expect”, “intend”, “plan”, “aim”, “estimate”, “target”, “project”, “anticipate”, “believe”, “continue”, “objectives”, “outlook”, “guidance” or other similar words, and include statements regarding Claire’s plans, strategies, objectives, targets and projected financial performance. These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which are outside the control of Claire’s and its officers, employees, agents or associates. Actual results, performance or achievements could differ materially from, and may materially alter, any projections and forward-looking statements and the assumptions on which those forward statements are based. Other factors that may cause actual results to differ materially include those set forth in the reports that Claire’s files from time to time with the Securities and Exchange Commission (SEC), including Claire’s annual report on Form 10-K for the fiscal year ended January 28, 2017, quarterly and current reports on Form 10-Q and 8-K and other reports filed with the SEC. You should understand that these statements are not guarantees of future performance or results and readers are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information herein speaks only as of (1) the date hereof, in the case of information about Claire’s, or (2) the date of such information, in the case of information from persons other than Claire’s. Claire’s undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. Claire’s undertakes no duty to update or revise the information contained herein, publicly or otherwise. Forecasts and estimates regarding Claire’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Certain market data information in this presentation is based on management’s estimates. Claire’s obtained the industry, market and competitive position data used throughout this presentation from internal estimates and research as well as from industry publications and research, surveys and studies conducted by third parties. Claire’s believes its estimates to be reasonably accurate as of the date of this presentation. However, this information may prove to be inaccurate because of the method by which Claire’s obtained some of the data for its estimates or because this information cannot always be verified due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. This presentation may contain descriptions or summaries of certain documents and agreements, but such descriptions or summaries are qualified in their entirety by reference to the actual documents or agreements. Unless otherwise indicated, the information contained herein speaks only as of the date hereof and is subject to change, completion or amendment without notice. This document contains trademarks, service marks, copyrights and trade names of other companies, which are the property of their respective owners. We do not intend our use or display of other companies’ trademarks, service marks, copyrights or trade names to imply a relationship with, or endorsement or sponsorship of us by, any other companies. Basis of presentation Our fiscal year ends on the Saturday closest to January 31. We refer to our fiscal year end based on the year in which the fiscal year begins. Our fiscal years ended January 28, 2017 (“Fiscal 2016”), January 30, 2016 (“Fiscal 2015”) and January 31, 2015 (“Fiscal 2014”) consisted of 52 weeks.

C O N F I D E N T I A L B U S I N E S S P L A N P R E S E N T A T I O N Table of Contents I Claire’s: What Differentiates Us II Recent Trends III Key Turnaround Initiatives IV Financial Projections Appendix

Confidential / Subject to Non-Disclosure Agreement
BUSINESS PLAN PRESENTATION

Claire's Representatives



Ron Marshall
Chief Executive Officer

- CEO of Claire's since May 2016
- Seasoned chief executive who has specialized in turning around troubled retail companies through cultural transformation, operations reengineering, financial restructuring and the development of innovative strategies
- Served as CEO of The Great Atlantic & Pacific Tea Company in 2010, and CEO of Borders from 2009 to 2010
- Led the Nash Finch Company, a $5 billion food distribution and food retailing company, from 1998 until 2006



Scott Huckins
EVP, Chief Financial Officer

- Executive Vice President and CFO of Claire's since October 2016
- Also responsible for Human Resources, Real Estate, External Financial Reporting, Loss Prevention, Audit and Compliance global functions
- Joined Claire's from Sears Holdings where he served for four years as Vice President, Treasurer and President for Sears Re (a wholly owned captive reinsurance company)



Stephen Sernett
SVP, General Counsel

- Joined Claire's in 2001
- Experience: advocate, negotiator and corporate law generalist with more than 17 years of diversified experience
- Demonstrated expertise in all legal aspects of retail business operations, contract negotiations, regulatory compliance, real estate leasing, licensing, international franchising and litigation management claire's
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C O N F I D E N T I A L B U S I N E S S P L A N P R E S E N T A T I O N I Claire’s: What Differentiates Us

Confidential / Subject to Non-Disclosure Agreement

BUSINESS PLAN PRESENTATION | CLAIRE'S: WHAT DIFFERENTIATES US

Company History

1961: Rowland Schaefer started a wig retailing company called Fashion Tress Industries (FTI). Before branching out into other product lines, Shaefer built FTI into the largest wig retailer in the world

1973: FTI bought Chicago-based retail chain Claire's Boutiques. Claire's Boutiques had 25 stores that catered to women and teenage girls. After the acquisition, FTI changed its name to Claire's Stores, Inc.

1978: Began providing ear piercing services

1983: Became a publicly traded company

1989: Bought Topkapi, a Japanese chain with 16 stores

1996: Bought assets of The Icing (which was in bankruptcy) and two other retailers, namely British retail chain Bow Bangles and Accessory Place. After the acquisitions, Claire's had over 1,500 stores worldwide

1999: Bought its rival Afterthoughts, which operated 768 stores (converted to Icing stores) and Cleopatre, a privately owned chain based in Paris with 42 stores

2000: Launched first franchised stores with Alshaya in the Middle East

2007: Taken private by private equity firm Apollo Global Management in a $3.1 billion leveraged buyout

2008: Consolidated its European operations into one group, headquartered in Birmingham, UK

2011: Launched e-commerce in the United States and opened its first stores in India and Mexico

2012: Launched first concession operation with El Corte Ingles in Spain

2015: South African franchise partner launched, now operates over 200 stores

2016: New Senior Management team hired, including Ron Marshall (CEO), Scott Huckins (CFO), Denise Vujovich (Chief Merchant) and Brian Morgan (Head of Supply Chain & CIO)

2017: Announced launch of concession partnerships with a national pharmacy (CVS) and a regional grocery chain (Giant Eagle)


claire's


claire's

claire's

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Confidential / Subject to Non-Disclosure Agreement

BUSINESS PLAN PRESENTATION | CLAIRE'S: WHAT DIFFERENTIATES US

Claire's Business Overview

	Sales (FY'17E)[1] *% Growth*	Adj. EBITDA (FY'17E)[1] *% Margin*	Store Count (FY'17E)
Claire's North America Consolidated[2]	**$822m** *0.5%* *~62% of total sales*	**$185m** *22.5%* *~74% of total adj. EBITDA*	*1,570 company-operated* *444 concession*
Claire's EU Consolidated	**$498m** *1.2%* *~38% of total sales*	**$66m** *13.2%* *~26% of total adj. EBITDA*	*1,025 company-operated* *528 concession* *676 franchise*
Total[3]	**$1,321m** *0.7%*	**$212m** *16.1%*	*2,595 company-operated* *972 concessions* *676 franchise*

Note: FY2017E refers to year ending February 3, 2018 per Claire's fiscal year reporting. 2017E figures are shown on a 52-week basis, and do not include ~$6 of Adj. EBITDA for week 53.

1 Includes all applicable channels (*i.e.*, company-owned stores, concessions, franchise, e-commerce); Company-operated stores expected to generate ~$773 million of sales in North America and ~$442 million of sales in EU in 2017. Claire's North America Consolidated EBITDA and Claire's EU Consolidated EBITDA exclude corporate overhead for illustrative purposes.

2 Includes Icing.

3 Total adj. EBITDA includes ~$39m of unallocated corporate overhead.

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Confidential / Subject to Non-Disclosure Agreement

BUSINESS PLAN PRESENTATION | CLAIRE'S: WHAT DIFFERENTIATES US

Leveraging the Value Chain

Proprietary Design → Diversified Sourcing Platform → Global Scale & Distribution

- Strong Buying Power
- Low Landed Cost Of Goods
- Fast Speed To Market
- Fashionable, On-Trend Merchandise

Attractive & Sustainable Margins

Claire's ability to leverage it's value chain puts the Company in a unique position to address the key strategic retail industry challenges and successfully navigate the retail channel shift from on-mall to off-mall and from brick and mortar to omni-channel

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Confidential / Subject to Non-Disclosure Agreement

BUSINESS PLAN PRESENTATION | CLAIRE'S: WHAT DIFFERENTIATES US

Key Strategic Assets

1 Strong Brands

- Claire's® brand is regularly featured in editorial coverage and relevant fashion publications, both online and off
- Reputation for providing age-appropriate merchandise and shopping experience allows parents to trust the Claire's® brand
- Generational brands with universal appeal to teens, pre-teens and kids, as well as the young woman with enhanced spending ability

2 Proprietary Design

- Over 90% of merchandise consists of proprietary designs that carry the Claire's® or Icing® label

3 Diversified Sourcing Platform

- Diversified base of over 471[3] suppliers
- Virtual vertically integrated purchasing platform with ~60-65% of products sourced through an in-house buying office in Hong Kong claire's ICING

The world's leading brand for fun, affordable and fashionable jewelry, accessories, and beauty products. By connecting with the customer as a friend, being part of important milestones, maximize customer value, which in turn makes Claire's the destination in the markets served

4 Global Scale & Distribution

- Globally diversified distribution network with 4,243[1] Claire's stores across all 50 states of the United States and in 43 additional countries across the world
- A Claire's store is located in ~99% of all major U.S. shopping malls[2]

5 Unique Concession & Franchise Model

- Partnerships with prominent retailers provide access for Claire's merchandise to be sold in concessions within partner's retail location
- Franchise stores provide the opportunity to gain foothold in multiple attractive international geographies

6 Experiential Retail Formats

- Continuously testing new retail formats to improve store execution
- Ability to drive on-mall traffic through ear piercing

claire's

1 FY'17E company-operated, franchised and concession store total.
2 Calculated by dividing unique location U.S. store count by the estimated number of shopping malls in the U.S. per International Council of Shopping Centers (ICSC). U.S. mall count includes type A,B,C and D malls per ICSC definition.
3 Reflects FY'16A figures.

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Confidential / Subject to Non-Disclosure Agreement

BUSINESS PLAN PRESENTATION | CLAIRE'S: WHAT DIFFERENTIATES US

1 Strong Brands

claire's

Brand Positioning

- The Claire's® mission is to be the "Girl's Best Friend" brand for fun, fashionable, and value priced jewelry and accessories targeted at core demographic of girls between 3-18 years old



Brand Attributes

- Fun
- Variety
- Value/Quality
- Ear piercing
- Peer Approval
- On Trend
- Experience
- Accessibility

Target Customer Profile

- Main Target: Girls aged 3-18
- Secondary Target: anyone needing hair accessories, earrings, fun dress up, seasonal dress up, ear piercing and RBJ (relax, breathe, joking)

Footprint

- Presence in 44 countries through 2,330 company-operated Claire's stores in North America and Europe, 972 concession stores and 652 franchised stores in numerous other geographies

ICING

Brand Positioning

- "Say Something" brand focused on smart, trend right products that are appropriate for young women aged 18-35, with a particular focus on women in their mid 20's



Brand Attributes

- Young
- Teen
- Fashion
- Trendy
- Affordable
- Adult
- School
- 20's

Target Customer Profile

- Main Target: Girls/women aged 18-35
  - Target customer is independent, fashion-conscious and has enhanced spending ability
- Brand research shows higher likability and purchase consideration after April 2017 rebranding

Footprint

- 265 Icing® stores across the United States, Canada, and Puerto Rico and 24 franchised stores overseas

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Confidential / Subject to Non-Disclosure Agreement

BUSINESS PLAN PRESENTATION | CLAIRE'S: WHAT DIFFERENTIATES US

2 Proprietary Design

Over 90% of Claire's merchandise consists of proprietary designs that carry the Claire's® or Icing® label, while the remainder includes licensed products featuring brands such as Disney, Ty, Shopkins or selected entertainment properties, such as 5 Seconds of Summer

- A wide range of products allows Claire's to capitalize on a spectrum of trends, ideas and merchandise concepts, while not being dependent on any one of them


Ordinary Products
Claire's Products
Poms
Diaries
Lip Balms
BURT'S BEES
Vaseline

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Confidential / Subject to Non-Disclosure Agreement
BUSINESS PLAN PRESENTATION | CLAIRE'S: WHAT DIFFERENTIATES US

3 Diversified Sourcing Platform

Claire's sourcing platform is designed to provide the Company with strong buying power to efficiently execute low-cost, rapid merchandise sourcing through integrated sourcing capabilities and a diversified base of vendors for which Claire's is a primary customer

Vertically Integrated Sourcing Capabilities

- Vertically integrated local buying capabilities are designed to enable the Company to source rapidly and cost effectively
  - Enables Claire's to respond to quickly changing consumer trends
- The Company's buying office in Hong Kong has been in operation for over two decades and now sources a majority of purchases
  - Sources approximately 60-65% of products, of which 71% are from non-U.S. vendors
  - Approximately 84% of merchandise was purchased from vendors based outside the U.S. in FY'16
- Merchandise sourcing is executed through a competitive bidding process from an extensive vendor base, which results in low-cost sourcing

Diversified Vendor Base

- Claire's purchases merchandise from a diversified base of approximately 471 suppliers
- The Hong Kong buying office purchased over 90% of its merchandise from approximately 100 suppliers in FY'16
  - No one vendor supplied more than 10% of total purchases made by the Hong Kong buying office
  - The Company is not dependent on any single supplier for products
- Claire's is the primary customer for the majority of its vendors claire's

Note: Figures reflect FY2016 data.

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Confidential / Subject to Non-Disclosure Agreement

BUSINESS PLAN PRESENTATION | CLAIRE'S: WHAT DIFFERENTIATES US

4 Global Scale & Distribution

Globally Diversified with Proven Ability to Enter New Countries…

- The Claire's concept has a global scale and geographic portability: based on FY'17 estimates, the Company operated, franchised or had concession operations in a total of 4,243 Claire's stores across all 50 states of the United States and in 43 additional countries across the globe
- A Claire's store is located in approximately ~99% of major shopping malls in the United States[1]
- The Company has operated or franchised 289 Icing stores based on FY'17 estimates
- Over the past 10 years, the Company has doubled the number of countries in which it operates or franchises

…Supported by Strong International Distribution Footprint

- The distribution facility in Hoffman Estates, Illinois, a suburb of Chicago, ships merchandise to North America stores, including concession stores
- The distribution facility in Birmingham, United Kingdom services all of stores in Europe, including concession stores
- Claire's distributes merchandise to franchisees from a third party-operated distribution center in Hong Kong
- To keep assortment fresh and exciting, merchandise is typically shipped to stores three to five times per week. Distribution centers ship merchandise by common carrier to our individual store locations

Global Footprint – Company Operated Stores

Claire's North America



H:\I GRAPHICS\I MAPINFO\Jeremy Peters\2018-01-23\ClairesStores.wor

Claire's Europe



Icing



H:\G\MI\Jeremy Peters\2018-01-23\ClairesIcing.wc

Company-Operated Store   Distribution Center

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[1] Calculated by dividing unique location U.S. store count by the estimated number of shopping malls in the U.S. per International Council of Shopping Centers (ICSC). U.S. mall count includes type A,B,C and D malls per ICSC definition.

Confidential / Subject to Non-Disclosure Agreement

BUSINESS PLAN PRESENTATION | CLAIRE'S: WHAT DIFFERENTIATES US

5 Concessions Business

Concessions Overview

- As of October 28, 2017, Claire's has 929 concession stores across 12 countries
- Partnerships with prominent retailers provide merchandise for sale within the partner's retail location, via store-in-store formats
  - Claire's manages inventory and replenishment of merchandise
- Most concession locations are not located within traditional shopping malls; by partnering, Claire's gains access to new sales channels that diversify dependence on mall-based locations
- In connection with the concession store sales, Claire's is obligated to pay a commission to the partner when products are sold within the partner's stores
- Claire's achieved significant growth in the number of stores opened in Fiscal 2016 and plans to continue this growth by opening approximately 120 concessions stores net of closures in Fiscal 2017
  - Recently added CVS (4,000 stores in 2018) and Giant Eagle as concession partners

Selected Partners

ToysRUs | CVSHealth | Galeries Lafayette | TOYS | TESCO | GIANT EAGLE | Prenatal | upim

Selected Concession Store Formats


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Concession Store Openings to Date


111
595
281
127
FY2014
FY2015
FY2016
FY2017E

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Confidential / Subject to Non-Disclosure Agreement

BUSINESS PLAN PRESENTATION | CLAIRE'S: WHAT DIFFERENTIATES US

5 Franchised Stores

Franchised Stores Overview

- Developing a robust franchising model has allowed Claire's to gain a foothold in multiple international geographies and additional high potential "white space" opportunities remain
  - Icing brand represents an additional opportunity for franchise growth
- Franchise agreements typically range between 5–10 years, and provide the option for renewals
- Claire's and Icing earn royalty and merchandise margin fees on merchandise shipped to franchisees and a mark-up on merchandise sold
  - Based on historical experience, two to three franchise stores will contribute operating income equivalent to one company-operated store
  - No capital expenditure or working capital requirement for Claire's and Icing when a franchise partner opens a store
- Claire's maintains a high degree of control over franchised stores through exclusive partnerships, with a strong focus on preserving brand equity and high consistency of experience
- In Fiscal 2014: entered one new market, Martinique, and franchised three new Icing® stores overseas
- In Fiscal 2015: entered three new markets, Pakistan, Thailand and South Africa, and franchised four new Icing® stores overseas
- In Fiscal 2016: franchised 12 new Icing® stores overseas

Regional Breakdown


Company-operated
Franchised

Franchised Stores by Region

Region	Store Count: Claire's	Icing	Total
Middle East	189	24	213
Latin America	21	--	21
Africa	216	--	216
Asia	208	--	208
Europe	18	--	18
Total	**652**	**24**	**676**

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Confidential / Subject to Non-Disclosure Agreement

BUSINESS PLAN PRESENTATION | CLAIRE'S: WHAT DIFFERENTIATES US

6 Experiential Retail Formats

Compelling Store Designs & In-Store Displays

- Customers find Claire's stores to be an engaging and stimulating experience that allows them to explore and share discoveries, thereby encouraging frequency of visits claire's


ICING
FREE

World's Leading Ear Piercer

- Ear piercing is a seminal point of contact that helps stores establish relationship with core customers and, in addition, drives traffic to stores and malls
- Claire's is the world's leading ear piercer with **>100m piercings to date**


claire's
THE WORLD'S LEADING EAR PIERCING SPECIALIST
100 MILLION
EARS PIERCED AND COUNTING
claires.com


claire's



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C O N F I D E N T I A L B U S I N E S S P L A N P R E S E N T A T I O N II Recent Trends

Confidential / Subject to Non-Disclosure Agreement

BUSINESS PLAN PRESENTATION | II RECENT TRENDS

SSS Momentum

Historical SSS[1]

1-Year


15.0%
10.0%
5.0%
0.0%
(5.0%)
(10.0%)
(15.0%)
Claire's—Total
Claire's EU
Claire's—NA

	2016 Q1	Q2	Q3	Q4	2017 Q1	Q2	Q3
Claire's - Total	(5.1%)	(5.7%)	(1.6%)	(1.0%)	4.4%	2.8%	1.1%
Claire's - EU	(12.7%)	(7.8%)	(2.5%)	1.3%	13.0%	3.2%	(1.0%)
Claire's - NA	(0.8%)	(4.4%)	(1.0%)	(2.3%)	0.3%	2.6%	2.4%
Ascena	(4.0%)	(4.0%)	(5.0%)	(4.0%)	(8.0%)	(4.0%)	(6.5%)
Macys	(6.1%)	(2.6%)	(3.3%)	(2.7%)	(5.2%)	(2.8%)	(4.0%)

Claire's NA outperforming mall peers[1]

2-Year Stacked


Q1'16
Q2'16
Q3'16
Q4'16
Q1'17
Q2'17
Q3'17
(7.6%)
(7.4%)
(2.2%)
(1.2%)
(0.7%)
(2.9%)
(0.5%)

Improving trends on a 2-year stacked basis following management team hires

- In Q2/Q3 2016, the Company hired new key personnel, including a new Chief Executive Officer (Ron Marshall, previously on Board for 9 years), Chief Merchant (Denise Vujovich), Chief Financial Officer (Scott Huckins), and Head of Supply Chain & Chief Information Officer (Brian Morgan)
- Recent same store sales at the Company have exhibited solid momentum
- North American business continues to outperform despite broader retail weakness
  - Positive NA performance compares to most recent YoY mall traffic declines of approximately (8%)[2]
- European business faced inventory issues in first half of 2016 which have been alleviated. Focus on merchandising has brought European business to stabilization and growth claire's

1 Based on public financials. Comparable company quarterly SSS aligned to timing of Claire's fiscal year. Ascena Q3 SSS represents midpoint of 2017E guidance provided by the Company. Macy's SSS on an owned basis.
2 Based on public data from Cowen & Company, National Traffic Devices. Represents mall traffic YoY decline in June 2017.

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B U S I N E S S P L A N P R E S E N T A T I O N I I    R E C E N T T R E N D S Q3 2017 Actual Financial Performance ($ in millions) For Q3’17, Claire’s was able to grow revenue by 0.8%, while improving EBITDA by 14.8% year-over-year Summary P&L Q3’17A Q3’16A YoY Change $ % of Sales $ % of Sales $ % Total Sales $314.6 100.0% $312.0 100.0% $2.5 0.8% Cost of Sales1 ($162.1) (51.5%) ($166.8) (53.5%) $4.7 (2.8%) Gross Profit $152.5 48.5% $145.2 46.5% $7.3 5.0% SG&A and Other ($110.1) (35.0%) ($108.2) (34.7%) ($1.8) 1.7% Adj. EBITDA $42.4 13.5% $37.0 11.8% $5.5 14.8% CapEx ($4.9) (1.6%) ($3.8) (1.2%) ($1.1) 28.9% 17 1 Cost of sales, occupancy and buying expenses (exclusive of depreciation and amortization).

B U S I N E S S P L A N P R E S E N T A T I O N I I    R E C E N T T R E N D S Q4 2017 Forecast Financial Performance ($ in millions) For Q4’17, Claire’s projects revenue to increase 1.9% and EBITDA to grow 5.3% year-over-year Summary P&L Q4’17E Q4’16A YoY Change $ % of Sales $ % of Sales $ % Total Sales $389.7 100.0% $382.5 100.0% $7.3 1.9% Cost of Sales1 ($184.2) (47.3%) ($187.0) (48.9%) $2.8 (1.5%) Gross Profit $205.6 52.7% $195.5 51.1% $10.1 5.1% SG&A and Other ($124.6) (32.0%) ($118.6) (31.0%) ($6.0) 5.1% Adj. EBITDA $81.0 20.8% $76.9 20.1% $4.1 5.3% CapEx ($7.0) (1.8%) ($3.9) (1.0%) ($3.1) 80.6% Note: Q4’17E figures not reported on GAAP basis and refer to year ending February 3, 2018 per Claire’s fiscal year reporting. 2017E figures are shown on a 52-week basis, and do not 18 include ~$6 of Adj. EBITDA for week 53. 1 Cost of sales, occupancy and buying expenses (exclusive of depreciation and amortization).

B U S I N E S S P L A N P R E S E N T A T I O N I I    R E C E N T T R E N D S FY 2017 Forecast Financial Performance ($ in millions) In FY’17, Claire’s projects revenue to grow 0.7% and EBITDA to growth by 12.7% year-over-year Summary P&L FY’17E FY’16A YoY Change $ % of Sales $ % of Sales $ % Total Sales $1,320.7 100.0% $1,311.3 100.0% $9.4 0.7% Cost of Sales1 ($656.0) (49.7%) ($682.8) (52.1%) $26.8 (3.9%) Gross Profit $664.7 50.3% $628.5 47.9% $36.2 5.8% SG&A and Other ($452.6) (34.3%) ($440.3) (33.6%) ($12.4) 2.8% Adj. EBITDA $212.1 16.1% $188.2 14.4% $23.9 12.7% CapEx ($20.1) (1.5%) ($16.4) (1.2%) ($3.7) 22.7% Note: 2017E figures not reported on GAAP basis and refer to year ending February 3, 2018 per Claire’s fiscal year reporting. 2017E figures are shown on a 52-week basis, and do not 19 include ~$6 of Adj. EBITDA for week 53. 1 Cost of sales, occupancy and buying expenses (exclusive of depreciation and amortization).

C O N F I D E N T I A L B U S I N E S S P L A N P R E S E N T A T I O N III Key Turnaround Initiatives

Confidential / Subject to Non-Disclosure Agreement

BUSINESS PLAN PRESENTATION

III KEY TURNAROUND INITIATIVES

Digital Investments

Claire's digital platform is a valuable tool for engaging with its customer, gathering feedback on her preferences and enhancing product testing, driving higher sales productivity in store & online

The Website Delivers to 181 Countries Worldwide:

- Over 52.4 million customer website sessions per year
- Engaging with customer through tablets, mobile, and desktop
- Over 1.6 million Facebook 'likes'
- Over 115,500 across all Claire's Twitter handles
- Over 805,700 followers across all Claire's Instagram handles
- Over 235,100 subscribers on our global YouTube channel

Claire's North America (Incl. Icing):

- Website Traffic: 24.2M Sessions
- Our email database has over 1.4 million email addresses
- Over 1 million Facebook 'likes'
- Over 78,700 followers on Twitter
- Over 617,100 followers on Instagram

Social Media Outlets:

twitter Pinterest Instagram facebook YouTube snapchat

Initiatives to Expand Digital Platform Capabilities:

- Improve user experience to ensure that Claire's provides the best customer experience online on all devices to allow the Company to maximize all sales conversion opportunities
- Implement improved mobile device capability to engage customers for both online and in-store sales
- Expand Click & Collect program to increase traffic to stores and provide opportunities for customers to convert in-store while collecting the order
- Continue search engine optimization and paid media spend to ensure wherever a customer searches, Claire's products will be front of mind
- Develop additional online influencer partnerships to drive engagement
- Continue to streamline infrastructure to improve delivery times to customers and reduce fulfillment costs per order claire's


PIERCED
FREE
FREE

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B U S I N E S S P L A N P R E S E N T A T I O N I I I    K E Y T U R N A R O U N D I N I T I A T I V E S Real Estate Rationalization • As part of its restructuring process, Claire’s intends to rationalize its U.S. Store footprint by closing underperforming stores and negotiating with its landlords for rent concessions • Mall traffic trends are challenging: recent data shows YoY mall traffic decline of approximately (8%)1 • As such, the Company will seek opportunities to close Projected End-of-Year Stores underperforming stores and renegotiate existing leases with landlords across the entire portfolio 2,710 2,595 2,418 2,398 2,378 2,350 • Scaling store footprint in line with recent channel trends 1,069 2,315 1,025 995 (declining physical store traffic and shift to concessions and 975 955 935 915 e-commerce) will improve operational efficiency and inventory management, and free up net working capital • The real estate rationalization plan includes: 1,641 1,570 —Closing unproductive stores that currently generate negative 1,423 1,423 1,423 1,415 1,400 EBITDA—Closing slightly positive EBITDA stores that have been trending negatively to create a healthy, high-performing store 2016A 2017E 2018E 2019E 2020E 2021E 2022E base Claire’s NA2 Claire’s EU—Seeking opportunities to renegotiate rents on go-forward footprint—Optimizing store portfolio to maximize efficiency and further leverage the web (sales transference from closed stores)—Assessing areas of operating efficiencies without interrupting sales momentum—Creating unique store environment for Icing that is distinct from Claire’s; refining product assortment to drive more traffic • Forecast to be updated once reorganized footprint is finalized and impact and timing of store liquidations is analyzed 21 1 Based on public data from Cowen & Company, National Traffic Devices. Represents mall traffic YoY decline in June 2017. 2 Includes Icing.

Confidential / Subject to Non-Disclosure Agreement

BUSINESS PLAN PRESENTATION

III KEY TURNAROUND INITIATIVES

Icing Repositioning

The Company is dedicated to repositioning the Icing brand to drive sales growth and margin improvement

Old Icing Concept	Rebranded Icing Concept





Icing Rebranding Highlights

- Icing went through rebranding efforts at the end of April 2017 to better align its brand positioning and attributes to target customer profiles (*e.g.*, trendy and fashionable young woman in her early 20s)
- According to recent brand research, Icing performed higher on key brand metrics including subtle boosts in likability and consideration among current shoppers; brand recommendation metrics (measured through Net Promoter Score) has also generally improved through Icing's rebranding
- In addition, redesign of Icing has elevated its brand correlation with core brand attributes including 'fashionable' and 'unique'

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Confidential / Subject to Non-Disclosure Agreement

BUSINESS PLAN PRESENTATION | III KEY TURNAROUND INITIATIVES

Focus on Experiential Elements

The Company intends to continue to invest in and focus on its unique in-store experience and drive traffic and conversions through ear piercing and other experiential initiatives

Store Design and Environment

- Claire's offers a differentiated and fun store experience with a "treasure hunt" setting that encourages customers to visit often to explore and find merchandise that appeals to them
- Fun store experience drives store traffic enhancing brand loyalty and conversion among target customers; three quarters of customers prefer to shop in-store vs. online/mobile, as indicated by Claire's Brand Research







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C O N F I D E N T I A L B U S I N E S S P L A N P R E S E N T A T I O N IV Financial Projections

Confidential / Subject to Non-Disclosure Agreement

BUSINESS PLAN PRESENTATION

IV FINANCIAL PROJECTIONS

Claire's Operating Model is Driven by 5 Key Assumptions


Revenue
=
AUV
(Average Unit Volume)
1
# of Stores
SSS % growth drives annual growth of AUV
SSS
% Growth
=
Transactions
% Growth
ADS
(Average Dollar Spend)
% Growth
2
Traffic
% Growth
3
Conversions
% Growth
4
ASP
(Average
Selling Price)
5
Units /
Transaction

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Confidential / Subject to Non-Disclosure Agreement
BUSINESS PLAN PRESENTATION
IV FINANCIAL PROJECTIONS

Same Store Sales Growth Forecasts


3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
3.21%
2.50%
2.12%
2.12%
2.12%
2.12%
1.72%
1.72%
1.72%
1.72%
FY'18E
FY'19E
FY'20E
FY'21E
FY'22E
Claire's NA
Claire's EU

Note: Company operated Claire's and Icing stores.

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B U S I N E S S P L A N P R E S E N T A T I O N I V    F I N A N C I A L P R O J E C T I O N S Claire’s Business Plan Summary ($ in millions) Revenue Gross Profit CAGR CAGR $2,000 $1,175 (FY’17E-’22E) (FY’17E-’22E) $1,681 $968 $1,612 $918 $1,527 $857 $1,368 $1,427 $787 1,500 $1,321 875 580 3.1% $723 301 564 $665 290 4.6% 545 276 525 262 498 519 256 1,000 575 241 6.0% 649 689 9.3% 500 982 1,048 1,101 275 545 602 822 849 901 441 486 (17) (20) (21) (21) (21) (22) 0 (25) 5.2% FY’17E FY’18E FY’19E FY’20E FY’21E FY’22E FY’17E FY’18E FY’19E FY’20E FY’21E FY’22E Claire’s NA Claire’s EU Claire’s NA Claire’s EU Corporate Adj. EBITDA Unlevered Free Cash Flow Ä $371 (FY’17E-’22E) $300 $450 $349 $323 $248 $294 105 $231 350 $39 $213 100 $247 92 200 $195 $212 85 $170 $160 250 78 66 150 298 315 $130 256 278 100 215 185 50 (39) (46) (47) (48) (49) (50) 0 ($10) (50) FY’17E1 FY’18E FY’19E FY’20E FY’21E FY’22E FY’17E FY’18E FY’19E FY’20E FY’21E FY’22E Claire’s NA Claire’s EU Corporate Memo: CapEx North America $17 $21 $22 $24 $23 EU 8 12 13 13 13 Note: Projections not reported on GAAP basis. 2017E figures refer to year ending February 3, 2018 per Claire’s fiscal year reporting. 2017E figures are shown on a 52-week basis, and 26 do not include ~$6 of Adj. EBITDA for week 53. 1 FY’17E reflects free cash flow plus interest and principal payments and does not incorporate any impacts of interest on cash taxes or tax reform.

B U S I N E S S P L A N P R E S E N T A T I O N I V    F I N A N C I A L P R O J E C T I O N S Long-Term Projections ($ in millions) Set forth below are the Company’s business plan projections, incorporating the estimated impacts of the U.S. real estate rationalization to be achieved in conjunction with the restructuring process (~$30 million per year EBITDA impact) Projected Financials 2018E 2019E 2020E 2021E 2022E Sales Claire’s NA $848.8 $901.1 $981.8 $1,048.1 $1,101.2 Claire’s EU 519.2 525.5 545.0 564.0 579.8 Total Sales $1,368.0 $1,426.6 $1,526.8 $1,612.1 $1,681.0 % YoY Growth 3.6% 4.3% 7.0% 5.6% 4.3% Cost of Sales1 ($645.3) ($639.9) ($669.5) ($694.2) ($712.7) Gross Margin $722.6 $786.7 $857.3 $917.9 $968.3 % Margin 52.8% 55.1% 56.2% 56.9% 57.6% SG&A ($485.2) ($505.5) ($549.4) ($586.7) ($616.8) % Margin (35.5%) (35.4%) (36.0%) (36.4%) (36.7%) Other $9.9 $12.8 $15.3 $17.9 $19.1 Adj. EBITDA $247.4 $294.0 $323.2 $349.1 $370.7 Changes in Working Capital $0.0 $1.1 $1.8 $1.5 $1.2 CapEx 25.2 32.6 34.9 37.0 35.8 Cash Taxes (Unlevered) 52.3 65.6 73.1 79.5 85.3 Unlevered Free Cash Flow $169.9 $194.8 $213.3 $231.0 $248.4 27 Note: Projections not reported on GAAP basis. 1 Cost of sales, occupancy and buying expenses (exclusive of depreciation and amortization).

C O N F I D E N T I A L B U S I N E S S P L A N P R E S E N T A T I O N Appendix

Confidential / Subject to Non-Disclosure Agreement

BUSINESS PLAN PRESENTATION APPENDIX

Capitalization Summary
($ in millions)

Capitalization Summary	Face Value 10/28/17	Market Price 1/29/18	Market Value 1/29/18	Debt / LTM Adj. EBITDA Face	Debt / LTM Adj. EBITDA Market	Credit Rating	YTW	Interest Rate	Interest Expense	Maturity
Structurally Senior Debt:										
CLSIP Sec. Term Loan[1]	$103	NA	$103			NA	NA	9.000%	$9	Sep 21
Gibraltar Int. Sec. Term Loan[2]	51	NA	51			NA	NA	15.000%	8	Jan 19
Gibraltar Unsec. Term Loan due 2019	40	NA	40			NA	NA	L+450	2	Feb 19
Gibraltar Unsec. Term Loan due 2021[1]	48	NA	48			NA	NA	9.000%	4	Sep 21
Total Structurally Senior Debt	**$242**		**$242**	**1.2x**	**1.2x**				**$24**	
Secured Debt:										
$75mm First Lien ABL/RCF Facility[3]	$16	NA	$16			NA	NA	L+450	$1	Feb 19
Claire's Stores First Lien Term Loan[1]	32	NA	32			NA	NA	9.000%	3	Sep 21
9.000% First Lien Notes	1,125	69.8%	785			CC/Caa3	46.3%	9.000%	101	Mar 19
6.125% First Lien Notes	210	67.3%	141			CC/Caa3	27.4%	6.125%	13	Mar 20
8.875% Second Lien Notes	222	27.0%	60			C/C	181.2%	8.875%	20	Mar 19
Total Secured Debt	**$1,605**		**$1,034**	**7.7x**	**5.0x**				**$138**	
Unsecured Debt:										
7.750% Sr. Unsec. Notes	$217	12.9%	$12			C/C	142.2%	7.500%	$16	Jun 20
Capital Leases	16	NA	16			NA	NA	NA	NA	Various
Total Debt	**$2,081**		**$1,305**	**10.0x**	**6.3x**				**$178**	

Liquidity[3]	
Cash	$34
ABL/RCF Commitment	75
Less: ABL/RCF Outstanding	(16)
Less: L/C's Outstanding	(4)
Total Liquidity	**$90**

Credit Statistics	
Net Debt / LTM Adj. EBITDA	9.8x
LTM Adj. EBITDA / Interest	1.2x
LTM Adj. EBITDA	$209
LTM CapEx	17

Source: Company filings, Bloomberg.

1 Interest on amounts held by affiliated holders are paid in kind (PIK).
2 Interest accrues at 15% per annum (with 3% PIK) during the first year (beginning January 5, 2017) and 12% per annum during the second year.
3 ABL, L/C, and Cash balances as of January 26, 2018.

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B U S I N E S S P L A N P R E S E N T A T I O N A P P E N D I X Corporate Entity Structure ($ in millions) Sponsor Guarantees only (Apollo) the ABL/RCF Claire’s, Inc. Principal Maturity $75mm 1st Lien ABL/RCF $16 Feb-19 Claire’s Stores 1st Lien TL 32 Sep-21 No guarantees 9.000% 1st Lien Notes 1,125 Mar-19 Principal Maturity 6.125% 1st Lien Notes 210 Mar-20 Gibraltar Unsec. TL (2019) $40 Feb-19 8.875% 2nd Lien Notes 222 Mar-19 Gibraltar Unsec. TL (2021) 48 Sep-21 Claire’s Stores, Inc. 7.750% Sr. Unsec. Notes 217 Jun-20 Total $88 Total $1,822 Domestic subsidiaries guarantee all debt issued by Claire’s Stores, Inc. Domestic IPCo Claire’s (Gibraltar) Holdings Ltd. CLSIP Holdings LLC Subsidiaries Principal Maturity CLSIP Term Loan $103 Sep-21 Indicates a borrower or an issuer CLSIP LLC owns: 17.5% Claire’s brand CLSIP LLC—No guarantees Indicates a guarantor 100% Icing brand—Secured by all assets of, and all equity interests in, CLSIP LLC Claire’s (Gibraltar) Intermediate Principal Maturity Holdings Ltd. Gibraltar Int. Sec. TL $51 Jan-19—Guaranteed by certain direct subsidiaries of Claire’s (Gibraltar) Intermediate—Secured by all assets of Claire’s (Gibraltar) Intermediate Other International—Share pledge of Gibraltar Intermediate Subsidiaries 29 Source: Company filings, Bloomberg.

Supplemental Information: Non-GAAP Disclosures and Reconciliations

Cautionary Statements Regarding Forward-looking Information

This presentation contains “forward-looking statements” which represent the Company’s expectations or beliefs with respect to future events. Statements that are not historical are considered forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated. Those factors include, without limitation: our level of indebtedness; general economic conditions; changes in consumer preferences and consumer spending; unwillingness of vendors and service providers to supply goods or services pursuant to historical customary credit arrangements; competition; general political and social conditions such as war, political unrest and terrorism; natural disasters or severe weather events; currency fluctuations and exchange rate adjustments; failure to maintain our favorable brand recognition; failure to successfully market our products through other channels, such as e-commerce; uncertainties generally associated with the specialty retailing business, such as decreases in mall traffic; disruptions in our supply of inventory; inability to increase same store sales; inability to renew, replace or enter into new store leases on favorable terms; increase in our cost of merchandise; significant increases in our merchandise markdowns; inability to grow our company-operated store base, expand our international store base through franchise or similar licensing arrangements or expand our store base through store concessions; inability to design and implement new information systems; data security breaches of confidential information or other cyber attacks; delays in anticipated store openings or renovations; results from any future asset impairment analysis; changes in applicable laws, rules and regulations, including laws and regulations governing the sale of our products, particularly regulations relating to heavy metals and chemical content in our products; changes in anti-bribery laws; changes in employment laws, including laws relating to overtime pay, tax laws and import laws; product recalls; increases in the costs of healthcare for our employees; increases in the cost of labor; labor disputes; loss of key members of management; increases in the cost of borrowings; unavailability of additional debt or equity capital; and the impact of our substantial indebtedness on our operating income and our ability to grow. These and other applicable risks, cautionary statements and factors that could cause actual results to differ from the Company’s forward-looking statements are included in the Company’s filings with the SEC, specifically as described in the Company’s Annual Report on Form 10-K for the fiscal year ended January 28, 2017 filed with the SEC on April 14, 2017. The Company undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances. The historical results contained in this press release are not necessarily indicative of the future performance of the Company.

Net (Loss) Income Reconciliation to Adjusted EBITDA

Adjusted EBITDA represents net (loss) income, adjusted to exclude income taxes, interest expense and income, depreciation and amortization, loss (gain) on early debt extinguishments, asset impairments, management fees, severance and transaction related costs, and certain non-cash and other items. We use Adjusted EBITDA as an important tool to assess our operating performance. We consider Adjusted EBITDA to be a useful measure in highlighting trends in our business. We reinforce the importance of Adjusted EBITDA with our bonus eligible associates by using this metric in our annual performance bonus program. We believe that Adjusted EBITDA is effective, when used in conjunction with net (loss) income, in evaluating asset performance, and differentiating efficient operators in the industry. Furthermore, Adjusted EBITDA is defined in the covenants contained in our debt agreements and it is the metric we use to communicate our financial performance to our debt investors.

Adjusted EBITDA is not a measure of financial performance under GAAP, and is not intended to represent cash flow from operations under GAAP and should not be used as an alternative to net (loss) income as an indicator of operating performance or to represent cash flow from operating, investing or financing activities as a measure of liquidity. We compensate for the limitations of using Adjusted EBITDA by using it only to supplement our GAAP results to provide a more complete understanding of the factors and trends affecting our business. Adjusted EBITDA has its limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP.

Some of the limitations of Adjusted EBITDA are:

•	Adjusted EBITDA does not reflect our cash used for capital expenditures;

•	Although depreciation and amortization are non-cash charges, the assets being depreciated or amortized often will have to be replaced and Adjusted EBITDA does not reflect the cash requirements for such replacements;

•	Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital requirements; and

•	Adjusted EBITDA does not reflect the cash necessary to make payments of interest or principal on our indebtedness.

•	While Adjusted EBITDA is frequently used as a measure of operations and the ability to meet indebtedness service requirements, it is not necessarily comparable to other similarly titled captions of other companies due to potential inconsistencies in the method of calculation.

Prospective Financial Information

Certain of the non-GAAP financial measures included in the disclosure materials present prospective financial information. The Company has not provided a quantitative reconciliation of the forecast non-GAAP financial measures included in this presentation to the most comparable financial measure or measures calculated and presented in accordance with GAAP due primarily to the difficulty in forecasting and quantifying the exact amount of the items excluded from Adjusted EBITDA[, including segment level Adjusted EBITDA,] that will be included in the comparable GAAP financial measures such that it is not practicable to produce such reconciliations for this financial information without unreasonable effort.

2

CLAIRE’S STORES, INC. AND SUBSIDIARIES

ADJUSTED EBITDA

(UNAUDITED)

(In Thousands)

	Three Months Ended October 29, 2016	Three Months Ended January 28, 2017	Three Months Ended October 28, 2017	Twelve Months Ended January 28, 2017
Net (loss) income	$150,578	$(25,844)	$(15,545)	$53,899
Income tax expense (benefit)	(749)	(1,263)	1,758	(2,151)
Interest expense	47,112	42,388	43,243	200,216
Interest income	(11)	(4)	(14)	(29)
Impairment of assets (a)	142,271	39,347	—	181,618
Gain on early debt extinguishment (b)	(317,323)	1,670	—	(315,653)
Depreciation and amortization	14,061	13,591	10,755	55,508
Amortization of intangible assets	683	916	1,315	2,970
Stock compensation, book to cash rent (c)	(251)	(353)	208	(1,966)
Management fee, consulting (d)	1,010	1,627	77	4,377
Other (e)	(419)	4,869	638	9,436

Adjusted EBITDA	$36,962	$76,944	$42,435	$188,225

a)	Represents estimated impairment charges recorded in connection with the Company’s assessment of impairment of goodwill and other indefinite-lived intangible assets.

b)	Includes gain on early debt extinguishment in connection with the completion of a private exchange of notes for term loan debt and write-off of unamortized debt financing costs associated with the refinancing of the former U.S Credit Facility.

c)	Includes: non-cash stock compensation expense, net non-cash rent expense, amortization of rent free periods, the inclusion of cash landlord allowances, and the net accretion of favorable (unfavorable) lease obligations.

d)	Includes: the former management fee paid to Apollo Management and an affiliate of Cowen Group, Inc. (successor to Morgan Joseph Tri-Artisan Capital Partners) and non-recurring consulting expenses.

e)	Includes: non-cash losses on property and equipment primarily associated with remodels, relocations and closures and non-cash asset write-offs; other payments associated with store closures; costs, including third party charges, compensation, incurred in conjunction with the relocation of new employees; non-cash foreign exchange gains/losses resulting from intercompany transactions and remeasurements of U.S. dollar denominated cash accounts of our foreign entities into their functional currency; store pre-opening costs; and severance and transaction-related costs.

3

Supplemental Information Provided

February and March 2018

Company Same Store Sales Percentages

Q4 Fiscal 2017

Q4’17 SSS%:

Global (0.8%)

North America 1.1%*

Europe (3.8%)

*	Icing outperformed Claire’s North America

Unaudited Financial Information Regarding

Toys “R” Us Business for Company in Fiscal 2017

estimates (in millions)

Sales

Europe $17.2

North America $41.9

Total $59.1

EBITDA

Europe $3.6

North America $8.8

Total $12.4